LEASE
         This Lease is made and entered into on the date hereinafter set forth, by and between the ROGER F. AMES, of the City of Newport, County of Orleans and State of Vermont, hereinafter called the Landlord, and COMMUNITY NATIONAL BANK, a banking corporation organized and existing under and by virtue of the laws of the United States and the State of Vermont with its principal place of business in the Town of Derby, County of Orleans and State of Vermont, hereinafter called the Tenant.

                                                  WITNESSETH:
         1. LEASED PREMISES.
         The Landlord has agreed to let and hereby does let to the Tenant and the Tenant has agreed to take and hereby does take from the Landlord, the following described premises:

         Nine hundred seventy-two (972) square feet of commercial space located on the first floor of a building owned by the Landlord and commonly known as the RJ's Friendly Market situated at 84 Main Street in City of Newport. The leased premises shall also include certain rights and easements as follows:

         (a) The right of ingress and egress to and from said leased premises for said Tenant and all employees, business invitees and persons properly in attendance to or upon the leased premises.

         (b) The right of the Tenant and all employees, business invitees and persons properly in attendance to or upon said leased premises to have access to said premises in common with the Landlord through Landlord's store premises during regular business hours.

         (c) The right of the Tenant and its employees, business invitees and persons properly in attendance to or upon the leased premises to have and use in common with the Landlord parking spaces and parking privileges on lands of the Landlord adjacent to the leased premises all under such general rules and regulations as shall from time to time be prescribed by the Landlord for the regular and most feasible utilization of such parking facilities. Provided, however, that Tenant's employees shall not be permitted to park in Landlord's parking lot.

         The above described lands and premises are subject to prior mortgages of Fedeles Partnership, Community National Bank, and Fleet Bank (F.D.I.C).

          2.  TERM
          This lease is for and during the term of three (3) years which term will begin on January 1, 1995 at 12:01 A.M. and end at mid-night on December 31, 1997.

         3. RENT and RENT ADJUSTMENTS.
         The Tenant agrees to pay to the Landlord a monthly rent of One Thousand Two Hundred Fifty Dollars ($1,250.00) beginning on January 1, 1995 and continuing on the first day of each and every month thereafter during the initial term. Rent during any renewal term shall be at a rate to be agreed upon by the parties.

         4. DEFAULT.
         If the leased premises shall be deserted or abandoned or if proceedings are commenced against the Tenant in any court under a bankruptcy act or insolvency act for the appointment of a trustee or receiver of the Tenant's property, or if there shall be a default in the payment of the rent or any part thereof for more than ten (10) days after receipt of written notice of such default by the Landlord, or if there shall be a default in the performance of any other covenant, agreement, condition, rule or regulation herein contained or hereafter established, on the part of the Tenant, for more than thirty (30) days after written notice of such default by the Landlord, this Lease, if the Landlord so elects, shall thereupon become null and void and the Landlord shall have the right to re-enter or repossess the premises.

         5. CASUALTY INSURANCE.
         The Landlord shall keep the building in which the leased premises are located adequately insured against loss or damage by fire or other casualty and shall not hold the Tenant responsible or liable for any damage or destruction resulting from fire or other casualty or through any other cause not attributable to the Tenant. The Tenant shall keep the contents of the leased premises which are owned by the Tenant or its employees or invitees, insured against loss and damage by fire, theft or other casualty, and shall save harmless the Landlord from any claims for such losses.

         6. LIABILITY INSURANCE OF TENANT.
         The Tenant shall maintain in full force and effect general public liability insurance for the leased premises in the minimum amount of $300,000 which shall include the Landlord as an additional insured and a certificate of such insurance shall be exhibited to the Landlord upon its request. In the event the Tenant fails to maintain such insurance at anytime during the term of this Lease, the Landlord shall have the right to procure such insurance on behalf of the Tenant and add the cost thereof to the rent provided for herein.

         7. REAL ESTATE TAXES.
         Landlord shall pay the real estate taxes, if any, assessed against the leased premises by the City of Newport and Tenant shall pay all personal property taxes, if any, assessed against the Tenant's personal property located on said premises by the City of Newport.

         8. REPAIRS AND MAINTENANCE.
         The Landlord shall be responsible for all ordinary and necessary repairs required to keep the building in which the leased premises are located and its appurtenances in good working order and condition. The Landlord shall also be responsible for the customary and ordinary repair and maintenance of the common areas including the parking lot and walkways.

         The Tenant shall have the right to redecorate at its expense that portion of the leased premises occupied exclusively by the Tenant including the right to paint, paper and carpet said areas.

         9.   IMPROVEMENTS AND REMOVAL.
         No improvements or fixtures shall be constructed, place upon the leased premises by the Tenant without the prior written consent of the Landlord. In the event the Landlord consents to any improvements or fixtures placed upon the leased premises by the Tenant, said improvements and fixtures may be removed by the Tenant upon the expiration of the term of this lease, provided, however, that any damages to the leased premises caused by such removal shall be paid by the Tenant to the Landlord.

         10.   SUBLETTING OR ASSIGNMENT.
         The Tenant shall not have the right to sublet, mortgage or assign this Lease, without the prior written consent of the Landlord.

          11.   HEAT,  LIGHT,  POWER,  TRASH REMOVAL, ETC.
         All heat, light and power as well as trash removal and janitorial services furnished to the leased premises shall be paid by the Tenant at its expense.

         12. PERMITS AND LICENSES.
         The Tenant shall, at its expense, procure each and every permit, license, certificate or other authorization and any renewals, extensions or continuances of the same, required in connection with the lawful and proper use of the demised premises. Neither a failure on the part of the Tenant to procure such permit, license, certificate or other authorization, nor the revocation of the same, shall in any way affect the liability of the Tenant for the payment of the rent herein reserved or the performance or observance of any of the covenants or conditions herein contained on the Tenant's part to be performed and observed.

         13. DESTRUCTION OF PREMISES.
         If the demised premises or any part thereof, during the term of this Lease or any extension or renewal thereof, should be destroyed or damaged by fire or other casualty, then the rent hereinbefore reserved, or a fair and just proportion thereof, according to the nature and extent of the damages sustained, shall be suspended or abated until the demised premises shall have been rebuilt and put in proper condition by the Landlord; or these presents shall, at the election of either the Landlord or the Tenant, upon written notice thereof to be given within thirty (30) days after such damage or destruction, thereby be determined and ended.

         14. WAIVER OF SUBROGATION BY LANDLORD
         Landlord waives as against Tenant and covenants and agrees to hold Tenant harmless from all claims by Landlord or any person claiming by, through or under Landlord, by way of subrogation or otherwise, arising from the destruction of, loss of or damage to the demised premises or any part thereof, whether or not caused by the negligence of the Tenant, its agents, employees, servants, invitees, or guests, to the extent that such destruction, loss or damage is covered by insurance carried by Landlord in order that no insurance carrier shall have a claim by way of subrogation against Tenant for such damage, destruction or loss, unless the same is caused by the willful misconduct of Tenant.

         15. ACCESS BY LANDLORD
         Landlord shall have access to the leased premises during reasonable hours for the purpose of examining and inspecting the demised premises, provided such access does not unnecessarily interfere with the Tenant's use of said premises.

         16. USE OF PREMISES
         The leased premises are to be used by the Tenant for a commercial bank branch and if said premises are used for any other purpose by the Tenant, this Lease may be terminated at the option of the Landlord.

         17. BINDING EFFECT
         This Agreement shall be binding upon and inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

          18.   NOTICES
          Whenever during the term of this Agreement is shall be required or permitted that notice of demand be given or served by either party to this Agreement to or on the other, such notice or demand shall be given or served and shall not be deemed to have been duly given or served unless in writing and forwarded by regular mail, addressed as follows:

TO LANDLORD:     ROGER F. AMES
                 7 Helene Street
                 Newport, Vermont  05855

TO TENANT:       COMMUNITY NATIONAL BANK
                 BOX 259
                 Derby, Vermont 05829
                 Attn:  Stephen Marsh

         19.   ENTIRE AGREEMENT.
         This Agreement constitutes the complete agreement between the parties and can not be amended or changed without the written consent of all parties.

         IN WITNESS WHEREOF, we hereunto set our hands and seals this 30th day of November, 1994.

IN PRESENCE OF:

/s/ Cynthia Gardyne                        /s/ Roger F. Ames
Witness to signature                       Roger F. Ames, Landlord

/s/ Christianne Bumps
Witness to signature

STATE OF VERMONT
ORLEANS COUNTY, SS.

          At Newport, this 30th day of November, 1994, personally appeared ROGER
F. AMES, and he acknowledged this instrument by him sealed and subscribed, to be his free act and deed.

                               Before me,  /s/ Christianne Bumps
                                                 NOTARY PUBLIC

         IN WITNESS WHEREOF, COMMUNITY NATIONAL BANK causes its hand and seal to be hereunto affixed by the hand of its duly authorized officer, this 30th day of November, 1994.

                                           COMMUNITY NATIONAL BANK,
IN PRESENCE OF:
                                           By,  /s/ Stephen P. Marsh
/s/ Cynthia Gardyne                        Duly Authorized Agent
Witness to signature                        Tenant

/s/ Christianne Bumps
Witness to signature

STATE OF VERMONT
ORLEANS COUNTY, SS.

          At Newport, this 30th day of November, 1994, personally appeared Stephen P. Marsh, duly authorized Officer of COMMUNITY NATIONAL BANK and he acknowledged this instrument by him sealed and subscribed, to be his free act and deed and the free act and deed of said Bank.

                               Before me,  /s/ Christianne Bumps
                                                 NOTARY PUBLIC